VESSELS AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2019
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2018	2,679,547	(273,091)	2,406,456
Additions	5,726	—	5,726
Depreciation	—	(46,409)	(46,409)
Balance at June 30, 2019	2,685,273	(319,500)	2,365,773

At June 30, 2019, we owned three Newcastlemaxes, 35 Capesizes, 27 Panamaxes and two Ultramaxes (At December 31, 2018: three Newcastlemaxes, 35 Capesizes, 27 Panamaxes and two Ultramaxes).

In the six months ended June 30, 2019, we capitalized an aggregate of $5.7 million in costs for completed installations of scrubber and ballast water treatment systems.

Total depreciation expense for vessels and equipment was $46.4 million for the six months ended June 30, 2019. In addition, we depreciated $0.4 million of our finance leased assets during the six months ended June 30, 2019.